Exhibit 10.5

Rental   Agreement

Lesser (hereinafter called party A): Taizhou Huaxin Medicine Investment Corporation

Lessee (hereinafter called party B): Jiangsu Hualan Med Medical Technology Co. Ltd

According to Contract Law of PRC and other regulations, the two parties through consultation hereby agree upon，and shall be bound by，the following terms:

Article 1: The leasing item is the No.20 workshop from the first floor to the second floor in No.1 Medical City Road in Taizhou

Article 2: Lease term is five years from June 1, 2009 to May 31, 2014.

Article 3: The area of the no.20 workshop from the first floor to the second floor is 724 square meters and the rent of which is free of charge in the first two years. In the latter 3 years, the lessee could enjoy 50% discount. The area of offices is 724 square meters and the rent of which is 0.7 yuan in RMB per day per square meter.

The above rent adds up to RMB 184982 yuan a year.

Article 4: The rent is RMB 184982 yuan per year and RMB 15415 yuan per month on average.

Article5: Part B shall pay the rent of that month and the utilization at the latest on every 30th. Beyond the date, then party B shall undertake the fine which is falling behind days multiplied by 0.5% of the fine.

Article6: End of contract. Part A is allowed to end the contract if Part B pays the rent or the cost of the management 6 months behind the paid date.

Part A: Taizhou Huaxin Medicine Investment Corporation

Legal Representative/Authorized Representative :_____________(signature)

Part B: Jiangsu Hualan Med Medical Technology Co. Ltd

Legal Representative/Authorized Representative :_____________(signature)

Supplementary Agreement on the Decoration of the

Factory Building

Part A: Taizhou Medical High Technology Industrial Park’s Management Committee
Part B: Jiangsu Hualan Biotechnology LTD. (China)
Part C: Medical International Technologies (MIT Canada) INC.
    In order to put the Park-entering Agreement into practice, which was signed on 8th May 2009 among Part A, Part B and Part C, the three sides come to the following supplementary agreement about the decoration of the No. G20 building.
1. In the view of the enterprise named Jiangsu Hualan MIT Medical Technology (MIT China) Ltd. (hereinafter referred to as new company) established by Part B and Park C has entered the industrial park, Part A agreed to entrust the decoration of the first and second floor of No.G20 factory building (about 700 square meters) and the air conditioner installation to the new company. Part A pays the expense of the decoration.
2. Part B and Part C ensure that the decoration must be finished to meet the standard so as to perform the official business before the date of 10th Sep. 2009, and its total expense is under the 500000 RMB.
3. Part A rents the No. G20 factory building to the new company after its decoration, and both Part B and Part C ensure the completeness of the new company’s function in the using of it.
4. Part A, Part B and Part C agree that this agreement, when signed and sealed, is a binding legal obligation. Three copies for this agreement, each party should remain one copy.

Part A: Taizhou Medical High Technology Industrial Park’s Management Committee (Sealing)
Legal Representative/Authorized Representative :_____________(signature)

Part B: Jiangsu Hualan Biotechnology LTD. (China) (Sealing)
Legal Representative/Authorized Representative :_____________(signature)

Part C: Medical International Technologies (MIT Canada) INC. (Sealing)
Legal Representative/Authorized Representative :_____________(signature)

Industrial Park-Entering Agreement

Part A: Taizhou Medical High Technology Industrial Park’s Management Committee
Part B: Jiangsu Hualan Biotechnology LTD. (China)
Part C: Medical International Technologies (MIT Canada) INC.
 Here is a contract made by Part A, Part B and Part C on the new-established company call joint venture for short in the following
I. Covering of the cooperation.
The joint venture which is established by Part B and Part C has entered the industrial park with $1400000 dollars registered capital. The new established firm is engaged in Needle-free injector’s production and sales. Part A supports Part B with policy.
The registered office of the joint venture is in No.222 Room No.1 Medical City Road Taizhou City Jiangsu Province.
II. Rights and responsibility
i. Part A supports the joint venture with
a. factory which is free of charge in the first two years.
b. staff dormitory
ii. Part A supports Part B and Part C to apply for the production license and so on.
iii. Part A takes use of its industrial resources and customer relations to do anything useful for the joint venture.
iv. Part B and Part C register the joint venture, and produce and sell products.

Part A: Taizhou Medical High Technology Industrial Park’s Management Committee (Sealing)
Legal Representative/Authorized Representative :_____________(signature)

Part B: Jiangsu Hualan Biotechnology LTD. (China) (Sealing)
Legal Representative/Authorized Representative :_____________(signature)

Part C: Medical International Technologies (MIT Canada) INC. (Sealing)
Legal Representative/Authorized Representative :_____________(signature)